UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 22, 2016
(Date of earliest event reported)

Morgan Stanley Bank of America Merrill Lynch Trust 2016-C31

(Central Index Key Number 0001687031)

(Exact name of issuing entity)

Morgan Stanley Mortgage Capital Holdings LLC

(Central Index Key Number 0001541557)

Bank of America, National Association

(Central Index Key Number 0001102113)

UBS AG

(Central Index Key Number 0001685185)

KeyBank National Association

(Central Index Key Number 0001089877)

Starwood Mortgage Funding III LLC

(Central Index Key Number 0001682532)
(Exact name of sponsor as specified in its charter)

Banc of America Merrill Lynch Commercial Mortgage Inc.

(Central Index Key Number 0001005007)

(Exact name of registrant as specified in its charter)

Delaware	333-206847-03	56-1950039
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Bryant Park
New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	646-855-3953

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 14, 2016, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2016-C31 (the “Certificates”), was issued by Morgan Stanley Bank of America Merrill Lynch Trust 2016-C31, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2016 (the “Pooling and Servicing Agreement”), between Banc of America Merrill Lynch Commercial Mortgage Inc. (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The mortgage loan secured by the mortgaged property identified as “Harlem USA” on Exhibit B to the Pooling and Servicing Agreement (the “Harlem USA Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Harlem USA Whole Loan”) that also includes one (1) additional pari passu promissory note, which is not an asset of the Issuing Entity. The Pooling and Servicing Agreement provides that the Harlem USA Mortgage Loan is to be serviced and administered (i) until the securitization of the controlling pari passu note, under the Pooling and Servicing Agreement and (ii) from and after the securitization of controlling pari passu note, under the pooling and servicing agreement entered into in connection with such securitization. The securitization of the controlling pari passu note occurred on November 22, 2016, and accordingly as of such date the Harlem USA Whole Loan, including the Harlem USA Mortgage Loan, is being serviced and administered in accordance with the pooling and servicing agreement, dated as of November 1, 2016, among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer (the “MSC 2016-BNK2 PSA”), relating to the MSC 2016-BNK2 securitization transaction into which the controlling pari passu companion loan was deposited. The MSC 2016-BNK2 PSA is attached hereto as Exhibit 4.1.

The terms and conditions of the MSC 2016-BNK2 PSA applicable to the servicing of the Harlem USA Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on November 14, 2016; however, the servicing arrangements will differ in certain respects. For example:

•	Special servicing fees, work-out fees and liquidation fees payable to the special servicer under the MSC 2016-BNK2 PSA with respect to the Harlem USA Mortgage Loan will generally be calculated in a manner similar, but not necessarily identical, to the corresponding fees under the Pooling and Servicing Agreement, except that (i) the special servicing fee is subject to a monthly minimum of $5,000 during any period in which the sponsor retaining securities for purposes of the credit risk retention requirements is entitled to consult with the special servicer (and a monthly minimum of $3,500 at any other time), (ii) the liquidation fee (x) is subject to a minimum fee payable in connection with each loan resolution equal to the lesser of 3% of liquidation proceeds and $25,000 and (y) is not subject to a maximum fee payable in connection with any loan resolution, (iii) the workout fee will not be subject to a minimum or maximum fee payable in connection with each loan workout and (iv) in the case of each of the preceding clauses (i) through (iii), such fees will be subject to certain additional or different offsets and thresholds, which may affect the circumstances under which such fees will be payable to the special servicer under the MSC 2016-BNK2 PSA.

•	The servicing transfer events under the MSC 2016-BNK2 PSA that would cause the Harlem USA Mortgage Loan to become specially serviced are similar, but not necessarily identical, to the corresponding provisions under the Pooling and Servicing Agreement.
•	The MSC 2016-BNK2 PSA provides certain non-binding consultation rights in respect of the Harlem USA Mortgage Loan (if it is specially serviced) to a representative of the holders of the credit risk retention interest in the MSC 2016-BNK2 transaction.
•	While the special servicer under the Pooling and Servicing Agreement and the special servicer under the MSC 2016-BNK2 PSA must each resign as special servicer with respect to a mortgage loan if it becomes affiliated with the related borrower, the particular types of affiliations that trigger such resignation obligation differ as between the Pooling and Servicing Agreement and the MSC 2016-BNK2 PSA.
•	The liability of the parties to the MSC 2016-BNK2 PSA will be limited in a manner similar, but not necessarily identical, to the liability of the parties to the Pooling and Servicing Agreement. in addition, the parties to the MSC 2016-BNK2 PSA (and their related directors, officers and other agents) are entitled to reimbursement and/or indemnification for losses, liabilities, costs and other expenses associated with the MSC 2016-BNK2 PSA to the same extent that parties to the Pooling and Servicing Agreement (and their related directors, officers and other agents) are entitled to reimbursement and/or indemnification for losses, liabilities, costs and expenses associated with the Pooling and Servicing Agreement. The Trust, as the holder of the Harlem USA Mortgage Loan, will be responsible for its pro rata share of any such amounts (including out of general collections on the MSBAM 2016-C31 mortgage pool, if necessary).
•	The MSC 2016-BNK2 PSA differs from the Pooling and Servicing Agreement in certain respects relating to one or more of the following: timing, control or consultation triggers or thresholds, terminology, allocation of ministerial duties between multiple servicers or other service providers, certificateholder or investor voting or consent thresholds, master servicer and special servicer termination events, rating requirements for accounts and permitted investments, eligibility requirements applicable to servicers and other service providers, and the circumstances under which approvals, consents, consultation, notices or rating agency confirmations may be required.

The mortgage loan secured by the mortgaged property identified as “Coconut Point” on Exhibit B to the Pooling and Servicing Agreement (the “Coconut Point Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Coconut Point Whole Loan”) that also includes two (2) additional pari passu promissory notes, which are not assets of the Issuing Entity. The Pooling and Servicing Agreement provides that the Coconut Point Mortgage Loan is to be serviced and administered (i) until the securitization of the controlling pari passu note, under the pooling and servicing agreement for the MSBAM 2016-C30 securitization transaction (the “MSBAM 2016-C30 PSA”) and (ii) from and after the securitization of controlling pari passu note, under the pooling and servicing agreement entered into in connection with such securitization. The securitization of the controlling pari passu note occurred on November 22, 2016, and accordingly as of such date the Coconut Point Whole Loan, including the Coconut Point Mortgage Loan, is being serviced and administered in accordance the pooling and servicing agreement, dated as of November 1, 2016, among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer (the “CSAIL 2016-C7 PSA”), relating to the CSAIL 2016-C7 securitization transaction into which the controlling pari passu companion loan was deposited. The CSAIL 2016-C7 PSA is attached hereto as Exhibit 4.2.

The terms and conditions of the CSAIL 2016-C7 PSA applicable to the servicing of the Coconut Point Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on November 14, 2016; however, the servicing arrangements will differ in certain respects. For example:

•	Special servicing fees, work-out fees and liquidation fees payable to the special servicer under the CSAIL 2016-C7 PSA with respect to the Coconut Point Mortgage Loan will generally be calculated in a manner similar, but not necessarily identical, to the corresponding fees under the Pooling and Servicing Agreement, except that the special servicing fee is subject to a monthly minimum of $5,000 and (ii) the special servicing fee, workout fee and liquidation fee will be subject to certain additional or different offsets and thresholds, which may affect the circumstances under which such fees will be payable to the special servicer under the CSAIL 2016-C7 PSA.
•	The servicing transfer events under the CSAIL 2016-C7 PSA that would cause the Coconut Point Mortgage Loan to become specially serviced are similar, but not necessarily identical, to the corresponding provisions under the Pooling and Servicing Agreement.
•	While the special servicer under the Pooling and Servicing Agreement and the special servicer under the CSAIL 2016-C7 PSA must each resign as special servicer with respect to a mortgage loan if it becomes affiliated with the related borrower, the particular types of affiliations that trigger such resignation obligation differ as between the Pooling and Servicing Agreement and the CSAIL 2016-C7 PSA.
•	The liability of the parties to the CSAIL 2016-C7 PSA will be limited in a manner similar, but not necessarily identical, to the liability of the parties to the Pooling and Servicing Agreement. In addition, the parties to the CSAIL 2016-C7 PSA (and their related directors, officers and other agents) are entitled to reimbursement and/or indemnification for losses, liabilities, costs and other expenses associated with the CSAIL 2016-C7 PSA to the same extent that parties to the Pooling and Servicing Agreement (and their related directors, officers and other agents) are entitled to reimbursement and/or indemnification for losses, liabilities, costs and expenses associated with the Pooling and Servicing Agreement. The Trust, as the holder of the Coconut Point Mortgage Loan, will be responsible for its pro rata share of any such amounts (including out of general collections on the MSBAM 2016-C31 mortgage pool, if necessary).
•	The CSAIL 2016-C7 PSA differs from the Pooling and Servicing Agreement in certain respects relating to one or more of the following: timing, control or consultation triggers or thresholds, terminology, allocation of ministerial duties between multiple servicers or other service providers, certificateholder or investor voting or consent thresholds, master servicer and special servicer termination events, rating requirements for accounts and permitted investments, eligibility requirements applicable to servicers and other service providers, and the circumstances under which approvals, consents, consultation, notices or rating agency confirmations may be required.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 4.1	Pooling and Servicing Agreement, dated as of November 1, 2016, among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Pooling and Servicing Agreement, dated as of November 1, 2016, among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 28, 2016	BANC OF AMERICA MERRILL LYNCH COMMERCIAL MORTGAGE INC.
(Registrant)

	By:	/s/ Leland F. Bunch, III
Name: Leland F. Bunch, III
Title: Chief Executive Officer & President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	Pooling and Servicing Agreement, dated as of November 1, 2016, among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.2	Pooling and Servicing Agreement, dated as of November 1, 2016, among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)